UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

September 29, 2022

____________________________

GROWLIFE, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

000-50385 (Commission File Number)		90-0821083 (IRS Employer Identification No.)
11335 NE 122nd Way, Suite 105 Kirkland, WA 98034 (Address of Principal Executive Offices and zip code)

(866) 781-5559

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 29, 2022, the Board of Directors (the “Board”) of GrowLife, Inc. (the “Company”) approved an amendment to Articles of Incorporation was filed citing the Reverse Stock Split, as discussed in Item 8.01 of this Current Report on Form 8-K, and incorporated herein by reference. The text of the amendment to Articles is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On August 6, 2022, the Board of Directors ratified the Company’s prior approval on June 17, 2022 in favor of the implementation of a one-for-one hundred and fifty (1:150) reverse stock split of all of the Company’s issued and outstanding common stock (the “Reverse Stock Split”). In light of delay in processing, the Board has revised the Record Date from June 17, 2022 to the date which falls one day prior to FINRA’s announcement of the Reverse Stock Split.

The Reverse Stock Split was announced by FINRA (the Financial Industry Regulatory Authority) on October 6, 2022 and becomes effective with in the marketplace at the open of business on October 7, 2022 (the “Effective Date”), whereupon the shares of common stock will begin trading on a split-adjusted basis.

As a result of the Reverse Stock Split, every one hundred and fifty (150) shares of the issued and outstanding common stock of the Company will be converted into one (1) share of common stock. Any and all fractional shares resulting from the Reverse Split which are less than 1 (one) whole share, shall not be rounded up to the next whole share and rather such Holder shall receive a fractional pro-rata cash payment equal to 120% of the closing market price on the Record Date. Any and all fractional shares created by the Reverse Stock Split which are greater than one (1) whole share will be rounded up to the nearest whole share.

On the Effective Date, the Company’s trading symbol will change to “PHOTD” for a period of 20 business days, after which the “D” will be removed from the Company’s trading symbol, which will revert to the original symbol of “PHOT”. In connection with the Reverse Stock Split, the Company’s CUSIP number will change to 39985X302. The Reverse Stock Split was previously approved by the Company’s shareholders at the Company’s November 5, 2021 annual meeting of stockholders.

An amendment to Articles of Incorporation was filed citing the Reverse Stock Split, a copy of which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit	Description

3.1	Amendment to Articles of Incorporation citing Reverse Stock Split, dated September 29, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWLIFE, INC.

Date: October 6, 2022	/s/ David Dohrmann
	By:	David Dohrmann
	Its:	Chief Executive Officer